UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Small/Mid Cap Growth Fund

July 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 13, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

Investment Results

The table on page 4 shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended July 31, 2011.

The Fund outperformed the benchmark for both the six- and 12-month periods, before sales charges. The Fund generated robust returns for both periods, as small- and mid-cap growth stocks rallied strongly, driven by a continued recovery in company earnings. For both periods, outperformance was primarily driven by stock selection.

For the 12-month period, stock selection in the technology and consumer/commercial services sectors was the largest contributor to relative returns. For the six month period, stock selection in the consumer/commercial services and energy sectors was the largest contributor to outperformance. Sector allocations did not have a material impact on performance in either reporting period,

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	1

although the Fund’s modest cash position detracted in the 12-month period when absolute returns were strong.

The Fund did not use leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

The recovery in global economic growth and steady improvement in corporate earnings continued to bolster investor risk tolerance until late in the reporting period, when worrisome macroeconomic news about rising commodity prices, supply-chain disruptions and the euro-area crisis gave rise to a retreat in investor confidence.

For most of the period, small- and mid-cap growth stocks were among the strongest performers, handily outpacing the performance of larger-cap companies as measured by the Standard & Poor’s 500 Index. However, within the small- and mid-cap growth universe as measured by the benchmark, there was a marked difference in sector returns during the reporting period, as investor anxiety and risk aversion rose.

During the first half of the 12-month reporting period ended July 31, 2011, when investor confidence about the economic and earnings recovery was highest, more economically-sensitive sectors such as technology and energy were the best performing. As macroeconomic concerns rose and investors reduced their risk appetites, more defensive sectors such as health care and consumer/commercial service led performance.

Reflecting the Small/Mid Cap Investment Team’s (the “Team’s”) research-driven, bottom-up process, sector allocations are a by-product of the Team’s stock selection process, and remained relatively moderate compared to the benchmark during the reporting period. As a result of stock-specific decisions, at the end of the reporting period, the Fund was overweight to consumer/commercial services and technology and underweight to financials and industrials, compared to the benchmark.

Facing increased uncertainty about the economic outlook, the Team has slightly reduced the Fund’s concentration risk by reducing the weighting in the top fifteen holdings. The Team harvested profits by selling some of the best performers, as well as those with deteriorating fundamentals. The Team used the proceeds to add opportunistically to other high-conviction holdings that it pulled back during the decline at the end of the reporting period, as well as fund new additions to the Fund.

The Team believes the companies held by the Fund continue to offer stronger prospective growth and positive earnings revisions, while trading at a modest valuation premium compared to the benchmark.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500® Growth Index nor the Standard & Poor’s (S&P®) 500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of 2500 small- to mid-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Market Risk: The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Growth Fund* Class A	6.28%	42.86%

Class B†	5.73%	41.48%

Class C	5.93%	41.64%

Advisor Class‡	6.37%	43.01%

Class R‡	6.07%	42.20%

Class K‡	6.28%	42.86%

Class I‡	6.44%	43.34%

Russell 2500 Growth Index	4.79%	30.39%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2011 by 0.01% and 0.11%, respectively.

†     Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/01 TO 7/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Growth Fund Class A shares (from 7/31/01 to 7/31/11) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	42.86%	36.65%
5 Years	8.17%	7.22%
10 Years	6.04%	5.59%

Class B Shares
1 Year	41.48%	37.48%
5 Years	7.20%	7.20%
10 Years(a)	5.30%	5.30%

Class C Shares
1 Year	41.64%	40.64%
5 Years	7.33%	7.33%
10 Years	5.20%	5.20%

Advisor Class Shares†
1 Year	43.01%	43.01%
5 Years	8.39%	8.39%
10 Years	6.30%	6.30%

Class R Shares†
1 Year	42.20%	42.20%
5 Year	7.85%	7.85%
Since Inception*	6.17%	6.17%

Class K Shares†
1 Year	42.86%	42.86%
5 Year	8.17%	8.17%
Since Inception*	6.47%	6.47%

Class I Shares†
1 Year	43.34%	43.34%
5 Year	8.59%	8.59%
Since Inception*	6.88%	6.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.20%, 2.14%, 1.10%, 1.64%, 1.34% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K, and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	53.11%
5 Years	5.64%
10 Years	5.42%

Class B Shares
1 Year	54.54%
5 Years	5.63%
10 Years(a)	5.18%

Class C Shares
1 Year	57.66%
5 Years	5.71%
10 Years	5.03%

Advisor Class Shares†
1 Year	60.31%
5 Years	6.80%
10 Years	6.12%

Class R Shares†
1 Year	59.20%
5 Years	6.23%
Since Inception*	6.97%

Class K Shares†
1 Year	59.86%
5 Years	6.57%
Since Inception*	7.28%

Class I Shares†
1 Year	60.32%
5 Years	6.97%
Since Inception*	7.68%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K, and Class I shares is listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2011		Ending Account Value July 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,062.80	$1,018.84	$6.14	$6.01
Class B	$1,000	$1,000	$1,057.30	$1,014.63	$10.46	$10.24
Class C	$1,000	$1,000	$1,059.30	$1,014.88	$10.21	$9.99
Advisor Class	$1,000	$1,000	$1,063.70	$1,019.98	$4.96	$4.86
Class R	$1,000	$1,000	$1,060.70	$1,016.81	$8.23	$8.05
Class K	$1,000	$1,000	$1,062.80	$1,018.45	$6.55	$6.41
Class I	$1,000	$1,000	$1,064.40	$1,020.18	$4.76	$4.66
*	Expenses are equal to the classes’ annualized expense ratios of 1.20%, 2.05%, 2.00%, 0.97%, 1.61%, 1.28% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $664.2

TEN LARGEST HOLDINGS**

July 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Green Mountain Coffee Roasters, Inc.	$11,806,745	1.8%
Joy Global, Inc.	11,647,019	1.8
SXC Health Solutions Corp.	11,492,248	1.7
CarMax, Inc.	11,148,578	1.7
AMETEK, Inc.	10,908,475	1.6
Alliance Data Systems Corp.	10,884,271	1.6
Cadence Design Systems, Inc.	10,600,956	1.6
HMS Holdings Corp.	10,554,365	1.6
Hexcel Corp.	10,280,554	1.6
Dollar Tree, Inc.	10,235,184	1.5
	$109,558,395	16.5%

*	All data are as of July 31, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time

**	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Producer Durables – 19.5%
Air Transport – 0.9%
Atlas Air Worldwide Holdings, Inc.(a)	112,588	$5,898,485

Back Office Support HR & Consulting – 1.5%
Robert Half International, Inc.	368,780	10,097,196

Commercial Services: Rental & Leasing – 1.1%
United Rentals, Inc.(a)	308,400	7,096,284

International Trade & Diversified Logistics – 1.5%
MSC Industrial Direct Co. – Class A	158,190	9,772,978

Machinery: Industrial – 5.6%
Actuant Corp. – Class A	333,500	8,240,785
Gardner Denver, Inc.	115,770	9,874,024
Joy Global, Inc.	124,010	11,647,019
Middleby Corp.(a)	88,850	7,506,048

		37,267,876

Machinery: Tools – 1.5%
Lincoln Electric Holdings, Inc.	295,790	10,121,934

Railroads – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	141,520	7,789,261

Scientific Instruments: Control & Filter – 1.4%
IDEX Corp.	220,590	9,150,073

Scientific Instruments: Electrical – 1.6%
AMETEK, Inc.	256,670	10,908,475

Shipping – 1.4%
Kirby Corp.(a)	157,032	9,158,106

Transportation Miscellaneous – 1.0%
Expeditors International of Washington, Inc.	145,100	6,924,172

Truckers – 0.8%
Knight Transportation, Inc.	341,720	5,378,673

		129,563,513

Consumer Discretionary – 17.7%
Advertising Agencies – 1.2%
National CineMedia, Inc.	530,750	7,817,948

Auto Parts – 1.3%
LKQ Corp.(a)	362,270	8,900,974

Diversified Media – 0.4%
Pandora Media, Inc.(a)	176,869	2,668,953

10	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Retail – 1.5%
Dollar Tree, Inc.(a)	154,540	$10,235,184

Hotel/Motel – 2.6%
Orient-Express Hotels Ltd. – Class A(a)	792,490	7,837,726
Wyndham Worldwide Corp.	267,660	9,258,360

		17,096,086

Household Furnishings – 1.4%
Tempur-Pedic International, Inc.(a)	125,020	9,002,690

Restaurants – 2.5%
Chipotle Mexican Grill, Inc. – Class A(a)	25,270	8,202,137
Panera Bread Co. – Class A(a)	71,860	8,286,176

		16,488,313

Specialty Retail – 6.8%
CarMax, Inc.(a)	348,720	11,148,578
Dick’s Sporting Goods, Inc.(a)	214,390	7,932,430
Shutterfly, Inc.(a)	171,959	9,354,570
Tractor Supply Co.	112,400	7,409,408
Ulta Salon Cosmetics & Fragrance, Inc.(a)	153,410	9,669,432

		45,514,418

		117,724,566

Technology – 17.4%
Communications Technology – 2.7%
ADTRAN, Inc.	230,700	7,633,863
Aruba Networks, Inc.(a)	205,128	4,707,688
Polycom, Inc.(a)	191,940	5,188,138

		17,529,689

Computer Services, Software & Systems – 10.3%
Aspen Technology, Inc.(a)	570,395	8,841,122
Cadence Design Systems, Inc.(a)	1,026,230	10,600,956
Concur Technologies, Inc.(a)	57,790	2,625,978
Fortinet, Inc.(a)	201,669	4,097,914
Informatica Corp.(a)	145,940	7,461,912
MICROS Systems, Inc.(a)	175,940	8,615,782
OpenTable, Inc.(a)	71,720	5,082,079
Red Hat, Inc.(a)	164,060	6,903,645
SuccessFactors, Inc.(a)	61,528	1,661,256
TIBCO Software, Inc.(a)	341,390	8,889,796
VeriFone Systems, Inc.(a)	92,347	3,635,701

		68,416,141

Production Technology Equipment – 1.0%
Teradyne, Inc.(a)	508,300	6,856,967

Semiconductors & Component – 3.4%
Fairchild Semiconductor International, Inc.(a)	442,379	6,640,109
Hittite Microwave Corp.(a)	74,520	4,172,375
International Rectifier Corp.(a)	226,080	5,807,995

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Netlogic Microsystems, Inc.(a)	172,311	$5,953,345

		22,573,824

		115,376,621

Health Care – 16.9%
Biotechnology – 4.9%
Alexion Pharmaceuticals, Inc.(a)	143,800	8,167,840
Amarin Corp. PLC (ADR)(a)	403,430	5,462,442
AVEO Pharmaceuticals, Inc.(a)	129,217	2,469,337
Dendreon Corp.(a)	133,800	4,937,220
Human Genome Sciences, Inc.(a)	186,505	3,918,470
InterMune, Inc.(a)	128,340	4,283,989
Pharmasset, Inc.(a)	29,343	3,561,654

		32,800,952

Health Care Management Services – 3.3%
Catalyst Health Solutions, Inc.(a)	91,800	6,015,654
Centene Corp.(a)	212,230	6,963,266
Healthspring, Inc.(a)	207,892	8,531,888

		21,510,808

Health Care Services – 4.4%
HMS Holdings Corp.(a)	139,608	10,554,365
SXC Health Solutions Corp.(a)	182,041	11,492,248
Vanguard Health Systems, Inc.(a)	426,755	7,399,932

		29,446,545

Medical & Dental Instruments & Supplies – 1.1%
Volcano Corp.(a)	239,720	7,529,605

Medical Equipment – 2.1%
NxStage Medical, Inc.(a)	322,490	5,933,816
Sirona Dental Systems, Inc.(a)	156,031	7,892,048

		13,825,864

Pharmaceuticals – 1.1%
Impax Laboratories, Inc.(a)	217,882	4,614,741
Ironwood Pharmaceuticals, Inc.(a)	159,720	2,387,814

		7,002,555

		112,116,329

Financial Services – 9.2%
Asset Management & Custodian – 1.2%
Affiliated Managers Group, Inc.(a)	77,790	8,115,831

Banks: Diversified – 2.3%
Iberiabank Corp.	153,819	7,840,154
Signature Bank(a)	121,100	7,164,276

		15,004,430

Diversified Financial Services – 2.8%
Greenhill & Co., Inc.	80,110	3,528,044
Lazard Ltd. – Class A	223,610	7,513,296

12	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Stifel Financial Corp.(a)	197,134	$7,483,207

		18,524,547

Financial Data & Systems – 1.6%
Alliance Data Systems Corp.(a)	110,680	10,884,271

Real Estate – 1.3%
Jones Lang LaSalle, Inc.	102,500	8,724,800

		61,253,879

Energy – 9.1%
Oil Well Equipment & Services – 5.0%
FMC Technologies, Inc.(a)	182,440	8,319,264
Nabors Industries Ltd.(a)	323,800	8,551,558
Oceaneering International, Inc.	173,080	7,477,056
Oil States International, Inc.(a)	108,400	8,747,880

		33,095,758

Oil: Crude Producers – 4.1%
Cabot Oil & Gas Corp.	81,400	6,030,112
Concho Resources, Inc./Midland TX(a)	87,140	8,154,561
Range Resources Corp.	92,440	6,023,390
SM Energy Co.	94,833	7,145,667

		27,353,730

		60,449,488

Materials & Processing – 5.0%
Building Materials – 0.9%
Simpson Manufacturing Co., Inc.	217,870	6,165,721

Chemicals: Diversified – 1.4%
Solutia, Inc.(a)	446,690	9,577,034

Diversified Materials & Processing – 1.6%
Hexcel Corp.(a)	429,430	10,280,554

Metal Fabricating – 1.1%
Valmont Industries, Inc.	77,240	7,519,314

		33,542,623

Consumer Staples – 1.8%
Beverage: Soft Drinks – 1.8%
Green Mountain Coffee Roasters, Inc.(a)	113,581	11,806,745

Utilities – 1.4%
Utilities: Telecommunications – 1.4%
tw telecom, Inc.(a)	467,535	9,233,816

Total Common Stocks (cost $528,701,722)		651,067,580

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.06%(b) (cost $10,824,172)	10,824,172	$10,824,172

Total Investments – 99.6% (cost $539,525,894)		661,891,752
Other assets less liabilities – 0.4%		2,353,964

Net Assets – 100.0%		$664,245,716

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $528,701,722)	$651,067,580
Affiliated issuers (cost $10,824,172)	10,824,172
Receivable for investment securities sold	9,544,558
Receivable for capital stock sold	2,795,611
Dividends receivable	20,249

Total assets	674,252,170

Liabilities
Payable for investment securities purchased	7,397,755
Payable for capital stock redeemed	1,814,239
Management fee payable	424,185
Distribution fee payable	131,395
Transfer Agent fee payable	62,398
Administrative fee payable	26,010
Accrued expenses	150,472

Total liabilities	10,006,454

Net Assets	$664,245,716

Composition of Net Assets
Capital stock, at par	$1,014,824
Additional paid-in capital	602,098,677
Accumulated net investment loss	(2,077)
Accumulated net realized loss on investment transactions	(61,231,566)
Net unrealized appreciation on investments	122,365,858

$664,245,716

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$492,709,857	74,653,922	$6.60	*

B	$9,190,039	1,844,870	$4.98

C	$22,117,330	4,427,539	$5.00

Advisor	$123,443,598	18,028,291	$6.85

R	$4,155,914	642,533	$6.47

K	$5,341,126	809,675	$6.60

I	$7,287,852	1,075,544	$6.78

*	The maximum offering price per share for Class A shares was $6.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2011

Investment Income
Dividends
Unaffiliated issuers	$2,634,128
Affiliated issuers	14,920	$2,649,048

Expenses
Management fee (see Note B)	4,309,140
Distribution fee—Class A	1,042,798
Distribution fee—Class B	102,637
Distribution fee—Class C	163,036
Distribution fee—Class R	16,868
Distribution fee—Class K	15,699
Transfer agency—Class A	684,364
Transfer agency—Class B	24,521
Transfer agency—Class C	27,639
Transfer agency—Advisor Class	124,391
Transfer agency—Class R	8,366
Transfer agency—Class K	12,139
Transfer agency—Class I	5,976
Custodian	165,405
Printing	159,139
Registration fees	150,940
Administrative	74,995
Audit	53,136
Directors’ fees	50,735
Legal	50,275
Miscellaneous	26,735

Total expenses		7,268,934

Net investment loss		(4,619,886)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		133,228,416
Net change in unrealized appreciation/depreciation of investments		42,917,195

Net gain on investment transactions		176,145,611

Net Increase in Net Assets from Operations		$171,525,725

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2011	Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,619,886)	$(3,563,579)
Net realized gain on investment transactions	133,228,416	86,544,142
Net change in unrealized appreciation/depreciation of investments	42,917,195	4,611,943

Net increase in net assets from operations	171,525,725	87,592,506
Capital Stock Transactions
Net increase (decrease)	81,372,557	(55,369,944)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	647,440	– 0	–

Total increase	253,545,722	32,222,562
Net Assets
Beginning of period	410,699,994	378,477,432

End of period (including accumulated net investment loss of ($2,077) and ($3,795), respectively)	$664,245,716	$410,699,994

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

NOTE A

Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

18	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	19

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$651,067,580		$	– 0	–	$	– 0	–	$651,067,580
Short-Term Investments	10,824,172			– 0	–		– 0	–	10,824,172

Total Investments in Securities	661,891,752			– 0	–		– 0	–	661,891,752
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$661,891,752		$	– 0	–	$	– 0	–	$661,891,752

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	21

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the year ended July 31, 2011, such fee amounted to $74,995.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $610,756 for the year ended July 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,773 from the sale of Class A shares and received $3,716, $2,749 and $7,410 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

22	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2011 (000)	Dividend Income (000)
$ 5,769	$275,685	$270,630	$10,824	$15

Brokerage commissions paid on investment transactions for the year ended July 31, 2011 amounted to $856,824, of which $3,769 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,881,326, $2,529,363, $221,146, and $192,295 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$586,643,865		$516,899,128
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$543,633,203

Gross unrealized appreciation	$138,478,225
Gross unrealized depreciation	(20,219,676)

Net unrealized appreciation	$118,258,549

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the year ended July 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2011	Year Ended July 31, 2010

Class A
Shares sold	12,485,706	2,611,141	$79,088,416	$11,258,983

Shares converted from Class B	373,286	421,583	2,326,835	1,830,352

Shares redeemed	(13,304,424)	(14,203,253)	(81,275,762)	(60,885,982)

Net increase (decrease)	(445,432)	(11,170,529)	$139,489	$(47,796,647)

24	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2011	Year Ended July 31, 2010

Class B
Shares sold	231,107	189,309	$1,077,285	$633,378

Shares converted to Class A	(492,963)	(551,709)	(2,326,835)	(1,830,352)

Shares redeemed	(513,339)	(694,593)	(2,335,191)	(2,294,011)

Net decrease	(775,195)	(1,056,993)	$(3,584,741)	$(3,490,985)

Class C
Shares sold	2,364,993	508,306	$11,685,018	$1,684,248

Shares redeemed	(817,979)	(995,091)	(3,895,238)	(3,281,075)

Net increase (decrease)	1,547,014	(486,785)	$7,789,780	$(1,596,827)

Advisor Class
Shares sold	23,565,728	892,839	$160,373,733	$3,951,321

Shares redeemed	(12,482,554)	(1,465,494)	(83,994,700)	(6,354,417)

Net increase (decrease)	11,083,174	(572,655)	$76,379,033	$(2,403,096)

Class R
Shares sold	312,499	223,456	$1,970,464	$948,054

Shares redeemed	(175,449)	(252,608)	(1,100,330)	(1,041,308)

Net increase (decrease)	137,050	(29,152)	$870,134	$(93,254)

Class K
Shares sold	1,352,881	646,226	$8,206,394	$2,802,470

Shares redeemed	(1,256,976)	(179,799)	(8,126,916)	(762,886)

Net increase	95,905	466,427	$79,478	$2,039,584

Class I
Shares sold	106,053	1,023,847	$702,561	$4,299,171

Shares redeemed	(150,099)	(1,498,995)	(1,003,177)	(6,327,890)

Net decrease	(44,046)	(475,148)	$(300,616)	$(2,028,719)

For the year ended July 31, 2011, the Fund received $647,440 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	25

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2011.

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(57,126,334	)(a)
Unrealized appreciation/(depreciation)	118,258,549	(b)

Total accumulated earnings/(deficit)	$61,132,215

(a)

On July 31, 2011, the Fund had a net capital loss carryforward of $57,126,334 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended July 31, 2011, the Fund utilized $132,366,825 of its capital loss carryforwards to offset current year net realized capital gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

26	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to a net operating loss and the tax treatment of partnerships resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 4.62		$ 3.72		$ 4.79		$ 6.22	$ 5.60

Income From Investment Operations
Net investment loss(a)	(.05)		(.04)		(.03)		(.05)	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.03		.94		(1.04)		(.52)	1.25
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	1.98		.90		(1.07)		(.57)	1.20

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 6.60		$ 4.62		$ 3.72		$ 4.79	$ 6.22

Total Return
Total investment return based on net asset value(c)	42.86	%*	24.19	%*	(22.34	)%*	(11.75)%*	21.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$492,710		$347,184		$320,585		$465,189	$614,019
Ratio to average net assets of:
Expenses	1.24	%(d)	1.33	%(d)	1.38%		1.23%	1.20	%(e)
Net investment loss	(.79	)%(d)	(.85	)%(d)	(.93)%		(.95)%	(.89)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 3.52		$ 2.85		$ 3.71		$ 5.04	$ 4.67

Income From Investment Operations
Net investment loss(a)	(.07)		(.06)		(.05)		(.08)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.53		.73		(.81)		(.39)	1.04
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	1.46		.67		(.86)		(.47)	.95

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 4.98		$ 3.52		$ 2.85		$ 3.71	$ 5.04

Total Return
Total investment return based on net asset value(c)	41.48	%*	23.51	%*	(23.18	)%*	(12.60)%*	20.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,190		$9,220		$10,493		$20,792	$35,734
Ratio to average net assets of:
Expenses	2.10	%(d)	2.20	%(d)	2.30%		2.07%	2.04	%(e)
Net investment loss	(1.63	)%(d)	(1.72	)%(d)	(1.86)%		(1.79)%	(1.72)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 3.53		$ 2.86		$ 3.72		$ 5.04	$ 4.66

Income From Investment Operations
Net investment loss(a)	(.07)		(.05)		(.05)		(.08)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.54		.72		(.81)		(.38)	1.04
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	1.47		.67		(.86)		(.46)	.96

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 5.00		$ 3.53		$ 2.86		$ 3.72	$ 5.04

Total Return
Total investment return based on net asset value(c)	41.64	%*	23.43	%*	(23.12	)%*	(12.36)%*	20.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,117		$10,159		$9,623		$14,221	$20,773
Ratio to average net assets of:
Expenses	2.03	%(d)	2.14	%(d)	2.20%		2.03%	2.00	%(e)
Net investment loss	(1.59	)%(d)	(1.66	)%(d)	(1.75)%		(1.75)%	(1.68)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 4.79		$ 3.84		$ 4.94		$ 6.38	$ 5.72

Income From Investment Operations
Net investment loss(a)	(.04)		(.03)		(.02)		(.04)	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.10		.98		(1.08)		(.54)	1.28
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	2.06		.95		(1.10)		(.58)	1.24

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 6.85		$ 4.79		$ 3.84		$ 4.94	$ 6.38

Total Return
Total investment return based on net asset value(c)	43.01	%*	24.74	%*	(22.27	)%*	(11.58)%*	22.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$123,444		$33,242		$28,862		$45,739	$73,267
Ratio to average net assets of:
Expenses	.99	%(d)	1.10	%(d)	1.15%		1.00%	.97	%(e)
Net investment loss	(.56	)%(d)	(.62	)%(d)	(.71)%		(.72)%	(.66)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 4.55		$ 3.67		$ 4.74		$ 6.18	$ 5.58

Income From Investment Operations
Net investment loss(a)	(.07)		(.05)		(.04)		(.07)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.99		.93		(1.03)		(.51)	1.26
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	1.92		.88		(1.07)		(.58)	1.18

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 6.47		$ 4.55		$ 3.67		$ 4.74	$ 6.18

Total Return
Total investment return based on net asset value(c)	42.20	%*	23.98	%*	(22.57	)%*	(11.99)%*	21.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,156		$2,298		$1,960		$2,900	$3,008
Ratio to average net assets of:
Expenses	1.61	%(d)	1.64	%(d)	1.63%		1.46%	1.51	%(e)
Net investment loss	(1.16	)%(d)	(1.16	)%(d)	(1.18)%		(1.19)%	(1.22)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 4.62		$ 3.72		$ 4.79		$ 6.22	$ 5.60

Income From Investment Operations
Net investment loss(a)	(.05)		(.04)		(.03)		(.04)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.03		.94		(1.04)		(.53)	1.26
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	1.98		.90		(1.07)		(.57)	1.20

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 6.60		$ 4.62		$ 3.72		$ 4.79	$ 6.22

Total Return
Total investment return based on net asset value(c)	42.86	%*	24.19	%*	(22.34	)%*	(11.73)%*	21.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,341		$3,299		$919		$499	$584
Ratio to average net assets of:
Expenses	1.29	%(d)	1.34	%(d)	1.30%		1.17%	1.26	%(e)
Net investment loss	(.85	)%(d)	(.86	)%(d)	(.81)%		(.73)%	(.96)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 4.73		$ 3.78		$ 4.86		$ 6.28	$ 5.63

Income From Investment Operations
Net investment loss(a)	(.03)		(.02)		(.02)		(.03)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.08		.97		(1.06)		(.53)	1.26
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	2.05		.95		(1.08)		(.56)	1.23

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)

Net asset value, end of period	$ 6.78		$ 4.73		$ 3.78		$ 4.86	$ 6.28

Total Return
Total investment return based on net asset value(c)	43.34	%*	25.13	%*	(22.22	)%*	(11.44)%*	22.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,288		$5,298		$6,035		$11,013	$11,307
Ratio to average net assets of:
Expenses	.95	%(d)	.92	%(d)	.93%		.84%	.84	%(e)
Net investment loss	(.49	)%(d)	(.45	)%(d)	(.49)%		(.57)%	(.54)%
Portfolio turnover rate	90%		92%		176%		129%	98%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2007
Class A	1.19%
Class B	2.02%
Class C	1.98%
Advisor Class	.96%
Class R	1.50%
Class K	1.25%
Class I	.83%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.11%, 1.25%, 0.06% and 0.07%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Small/Mid Cap Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended July 31, 2009, were audited by other auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Growth Fund, Inc. at July 31, 2011, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2011

36	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2) , Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	37

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

38	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 79 (1992)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999- June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

40	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	None

42	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	100	None

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	43

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

N. Kumar Kirpalani 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Samantha S. Lau 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Wen-Tse Tseng 45	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Stephen M. Woetzel 39	Controller	Vice President of ABIS,** with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	45

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Management Agreement

The disinterested directors (the “directors”) of AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Management Agreement with the Manager at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Management Agreement, the directors had requested from the Manager, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Management Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Manager, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund and the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

46	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement, including the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered that the Management Agreement provides that the Fund will reimburse the Manager for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Manager or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Manager than the fee rates stated in the Fund’s Management Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Manager for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Manager’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Manager’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Manager and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Management Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Manager receives

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	47

brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Manager) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Manager, and brokerage commissions paid by the Fund to brokers affiliated with the Manager. The directors recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors understood that the Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Manager showing performance of the Class A Shares as compared with the Russell 2500 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011. The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1- and 3-year periods but lagged the Index in the 5- and 10-year periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Mid-Cap Growth Funds Average and the Index. The directors also noted that at their August 2008 meetings they had approved modifications to the Fund’s investment strategy and policies, including a new benchmark, the Russell 2500 Growth Index, and a name change to AllianceBernstein Small/Mid Cap Growth Fund, Inc. from AllianceBernstein Mid-Cap Growth Fund, Inc. effective November 2008. They further noted that the Manager believed that the changes to the Fund’s investment strategy and policies would result in better risk adjusted returns. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Manager and information prepared by Lipper concerning advisory fee rates paid by other

48	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Manager charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Manager’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Manager that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Management Agreement. The directors noted that the Manager may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Manager its policies in respect of such arrangements. The directors also reviewed information indicating that the fee rate is higher than the sub-advisory fee rate earned by the Manager for sub-advising another registered investment company with a similar investment style.

The Manager reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Manager also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Manager to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Manager’s services because the Manager is responsible for coordinating services provided to the Fund by others.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	49

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 73.3 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were close to the first breakpoint level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Manager concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Small/Mid Cap Growth Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.

3	Future references to the Fund and the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	51

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Other	75 bp on 1st $500 million 65 bp on next $500 million 55 bp on the balance	$745.4	Small/Mid Cap Growth Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $95,987 (0.02% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the Fund’s most recent semi-annual period:5

Fund	Total Expense Ratio as of (01/31/11)[6]		Fiscal Year End
Small/Mid Cap Growth Fund	Advisor	1.06%	July 31
	Class A	1.29%
	Class B	2.15%
	Class C	2.09%
	Class R	1.61%
	Class K	1.31%
	Class I	0.97%

4	The Fund’s fee schedule was not amended pursuant to the agreement between the Adviser and the NYAG since its schedule has breakpoints that are lower than the growth fee schedule of the NYAG-related master schedule: 75 bp on 1st $2.5 billion, 65 bp on next $2.5 billion, and 60 bp on the balance.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	53

investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee:8

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Growth Fund	$745.4	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.577%	0.717%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for U.S. Small and Mid-Cap Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[9]
U.S. Small and Mid-Cap Portfolio
Class A	1.60%
Class I (Institutional)	0.80%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2011 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Fund Advisory Fee (%)
Small/Mid Cap Growth Fund, Inc.	Client #1	0.36% of average daily net assets	0.360	0.717

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	55

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Growth Fund	0.733	0.776	4/16

Lipper also compared the Fund’s total expense ratios in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Growth Fund	1.332	1.343	6/16	1.345	26/60

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

13	The contractual management fee rate would not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

56	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,277, $1,023,222 and $6,940 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $627,178 in fees from the Fund.16

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, there were no fees paid by the Fund to ABIS under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	57

pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

58	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2011.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	52.18	32.18	33.68	1/16	1/68
3 year	8.17	8.65	6.02	10/15	19/65
5 year	4.11	5.90	5.01	9/14	37/60
10 year	5.64	5.32	5.50	4/11	22/46

21	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	59

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Period Ending February 28, 2011 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Small-Mid Cap Growth Fund, Inc.	52.18	8.17	4.11	5.64	10.30	25.52	0.25	10
Russell 2500 Growth Index[27]	36.42	7.23	5.51	5.97	N/A	21.91	0.27	10
Inception Date: July 7, 1938

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

27	Prior to November 3, 2008, the Fund’s benchmark was Russell Mid-Cap Growth Index.

60	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

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Growth Fund

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Greater China ’97 Fund

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International Focus 40 Portfolio

International Growth Fund

Value Funds

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Core Opportunities Fund

Equity Income Fund

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Value Fund

Global & International

Global Real Estate Investment Fund

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Taxable Bond Funds

Bond Inflation Strategy

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Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

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Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy

Balanced

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Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCG-0151-0711

ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Small Mid-Cap Growth	2010	$29,000	$—	$1,173
	2011	$29,000	$—	$13,613

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Mid-Cap Growth	2010	$594,120	$128,888
			$(127,715)
			$(1,173)

	2011	$891,349	$13,613
			$—
			$(13,613)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Small/Mid Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	September 23, 2011